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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22328

Columbia Seligman Premium Technology Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts		02110
(Address of principal executive offices)		(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2016

Item 1. Schedule of Investments.

Portfolio of Investments

Columbia Seligman Premium Technology Growth Fund

March 31, 2016 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 99.0%
CONSUMER DISCRETIONARY 2.0%
Diversified Consumer Services 1.7%
LifeLock, Inc. (a)	375,300	$4,529,871
Media 0.3%
Viacom, Inc., Class B	19,200	792,576
TOTAL CONSUMER DISCRETIONARY		5,322,447
HEALTH CARE 0.7%
Health Care Technology 0.7%
Veeva Systems Inc., Class A (a)	80,000	2,003,200
TOTAL HEALTH CARE		2,003,200
INFORMATION TECHNOLOGY 96.2%
Communications Equipment 5.8%
Arista Networks, Inc. (a)(b)	59,169	3,733,564
Arris International PLC (a)	30,400	696,768
Cisco Systems, Inc. (b)	193,300	5,503,251
F5 Networks, Inc. (a)	34,600	3,662,410
Palo Alto Networks, Inc. (a)	11,200	1,827,168
Total		15,423,161
Internet Software & Services 7.1%
Alphabet, Inc., Class A (a)	8,300	6,332,070
Alphabet, Inc., Class C (a)(b)	10,024	7,467,379
eBay, Inc. (a)	40,500	966,330
Facebook, Inc., Class A (a)	30,500	3,480,050
Q2 Holdings, Inc. (a)	18,621	447,649
Total		18,693,478
IT Services 6.5%
CSRA, Inc.	62,500	1,681,250
Euronet Worldwide, Inc. (a)	18,165	1,346,208
Fidelity National Information Services, Inc.	34,900	2,209,519
Travelport Worldwide Ltd.	276,912	3,782,618
Visa, Inc., Class A	104,800	8,015,104
Total		17,034,699
Semiconductors & Semiconductor Equipment 48.7%
Advanced Energy Industries, Inc. (a)	130,173	4,528,719
Broadcom Ltd. (b)	119,900	18,524,550
Cavium, Inc. (a)	53,400	3,265,944
Cypress Semiconductor Corp.	179,700	1,556,202
Integrated Device Technology, Inc. (a)	41,100	840,084
Lam Research Corp. (b)	299,100	24,705,660

Issuer	Shares	Value

Common Stocks (continued)
INFORMATION TECHNOLOGY (CONTINUED)
Semiconductors & Semiconductor Equipment (continued)
Lattice Semiconductor Corp. (a)	719,016	$4,084,011
Mattson Technology, Inc. (a)	487,194	1,778,258
Maxim Integrated Products, Inc.	257,200	9,459,816
Microsemi Corp. (a)(b)	165,281	6,331,915
NXP Semiconductors NV (a)	40,220	3,260,635
ON Semiconductor Corp. (a)	349,000	3,346,910
Qorvo, Inc. (a)(b)	219,510	11,065,499
Skyworks Solutions, Inc.	101,356	7,895,633
Synaptics, Inc. (a)(b)	170,341	13,582,991
Teradyne, Inc. (b)	679,938	14,679,862
Total		128,906,689
Software 19.4%
Activision Blizzard, Inc.	53,900	1,823,976
AVG Technologies NV (a)	129,400	2,685,050
Check Point Software Technologies Ltd. (a)(b)	54,500	4,767,115
CommVault Systems, Inc. (a)	6,100	263,337
CyberArk Software Ltd. (a)	8,500	362,355
Fortinet, Inc. (a)	92,400	2,830,212
Nuance Communications, Inc. (a)	239,816	4,482,161
Oracle Corp.	33,200	1,358,212
PTC, Inc. (a)	18,500	613,460
Rovi Corp. (a)	357,300	7,328,223
Salesforce.com, Inc. (a)	34,800	2,569,284
ServiceNow, Inc. (a)	7,800	477,204
Splunk, Inc. (a)	16,200	792,666
Synopsys, Inc. (a)(b)	406,453	19,688,583
Verint Systems, Inc. (a)	39,900	1,331,862
Total		51,373,700
Technology Hardware, Storage & Peripherals 8.7%
Apple, Inc. (b)	112,500	12,261,375
CPI Card Group, Inc.	165,664	1,365,071
Electronics for Imaging, Inc. (a)	83,204	3,527,018
EMC Corp.	41,200	1,097,980
Hewlett Packard Enterprise Co.	106,700	1,891,791
Western Digital Corp.	59,000	2,787,160
Total		22,930,395
TOTAL INFORMATION TECHNOLOGY		254,362,122
TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.1%
Ooma, Inc. (a)	32,287	190,493
TOTAL TELECOMMUNICATION SERVICES		190,493
Total Common Stocks (Cost: $215,353,256)		$261,878,262

	Shares	Value

Money Market Funds 0.9%
Columbia Short-Term Cash Fund, 0.420% (c)(d)	2,365,258	$2,365,258
Total Money Market Funds (Cost: $2,365,258)		$2,365,258

Total Investments
(Cost: $217,718,514) (e)	$264,243,520(f)
Other Assets & Liabilities, Net	274,999
Net Assets	$264,518,519

At March 31, 2016, securities totaling $136,495,685 were pledged as collateral.

Open Options Contracts Written at March 31, 2016

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
NASDAQ 100 Stock Index	Call	285	4,550.00	(483,161)	04/2016	(507,300)

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at March 31, 2016.
(d)

As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended March 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	7,598,373	27,102,902	(32,336,017)	2,365,258	5,565	2,365,258

(e)

At March 31, 2016, the cost of securities for federal income tax purposes was approximately $217,719,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$53,233,000
Unrealized Depreciation	(6,708,000)
Net Unrealized Appreciation	$46,525,000

(f)	Investments are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•              Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds).  Valuation adjustments are not applied to Level 1 investments.

•              Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•              Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.  Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Directors (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions.  The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value.  This data is also used to corroborate, when available, information received from approved pricing vendors and brokers.  Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	5,322,447	—	—	5,322,447
Health Care	2,003,200	—	—	2,003,200
Information Technology	254,362,122	—	—	254,362,122
Telecommunication Services	190,493	—	—	190,493
Total Common Stocks	261,878,262	—	—	261,878,262
Investments measured at NAV per share practical expedient
Money Market Funds	—	—	—	2,365,258
Total Investments	261,878,262	—	—	264,243,520
Derivatives
Liabilities
Options Contracts Written	(507,300)	—	—	(507,300)
Total	261,370,962	—	—	263,736,220

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Item  2. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Seligman Premium Technology Growth Fund, Inc.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	May 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	May 20, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	May 20, 2016